UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2026

CAPITAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-38671	52-2083046
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)
2275 Research Boulevard, Suite 600, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)
(301) 468-8848
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CBNK	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement
On September 29, 2026, Capital Bancorp, Inc. ("Capital"), the parent company of Capital Bank, N.A. ("Capital Bank"), and Peoples Bancorp, Inc. ("Peoples"), the parent company of Peoples Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Capital will merge with and into Peoples (the "Merger"), with Peoples continuing as the surviving corporation in the Merger. Immediately following the Merger, or at such later time as Peoples may determine, Peoples will cause Capital Bank to merge with and into Peoples Bank (the "Bank Merger"), with Peoples Bank continuing as the surviving bank in the Bank Merger. The Merger Agreement has been unanimously approved by the boards of directors of Peoples and Capital. The parties intend the merger to qualify as a reorganization under Section 368(a) of the Internal Revenue Code, as amended.
Merger Consideration
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of common stock, par value $0.01, of Capital ("Capital Common Stock") issued and outstanding immediately prior to the Effective Time, other than treasury shares, will be converted into the right to receive 1.11 shares (the "Exchange Ratio") of common stock, no par value per share, of Peoples ("Peoples Common Stock"). Holders of Capital Common Stock will receive cash in lieu of fractional shares.
Treatment of Capital Equity Awards
The Merger Agreement provides that, at the Effective Time, each outstanding option to purchase shares of Capital Common Stock granted under Capital's Equity Incentive Plan, whether vested or unvested, will automatically vest in full and be canceled in exchange for the right to receive a cash payment equal to the excess, if any, of (i) the product of the People's Common Stock closing price and the exchange ratio over (ii) the applicable exercise price, multiplied by the number of shares of Capital Common Stock subject to such option, less applicable withholding taxes. Any option with an exercise price equal to or greater than the product of the Peoples Common Stock closing price and the exchange ratio will be canceled without consideration.
In addition, each outstanding unvested award relating to Capital Common Stock, including restricted stock and restricted stock units, will fully vest (with any performance-based vesting conditions deemed achieved at target performance, subject to the terms of the applicable plan with respect to a change in control) and will be canceled and converted into the right to receive the merger consideration payable pursuant to the Merger Agreement, together with cash in lieu of fractional shares, less applicable withholding taxes.
Representations and Warranties; Covenants; Indemnification
The Merger Agreement contains customary representations and warranties of Capital and Peoples. The representations and warranties of the parties were made solely for purposes of the Merger Agreement and as of specific dates, may be subject to important qualifications and limitations agreed upon by the parties and should not be relied upon as statements of current fact.
The Merger Agreement also contains customary covenants and agreements, including covenants relating to the conduct of the respective businesses of Capital and Peoples during the period between execution of the Merger Agreement and completion of the Merger, the preparation of a joint proxy statement/prospectus and related registration statement, regulatory matters, employee benefits, indemnification of directors and officers and other matters.
Each of Capital and Peoples has agreed to use its reasonable best efforts to take all actions necessary, proper or advisable to obtain the required regulatory approvals and to consummate the transactions contemplated by the Merger Agreement. Notwithstanding such obligations, neither party is required or permitted to agree to any condition or restriction in connection with obtaining regulatory approval that would reasonably be expected to constitute a “Materially Burdensome Regulatory Condition” (as defined in the Merger Agreement).
Capital has agreed not to solicit, initiate, knowingly encourage or facilitate any acquisition proposal from a third party and not to engage in discussions or negotiations regarding an acquisition proposal, subject to customary exceptions that permit Capital, under specified circumstances, to provide information to and engage in discussions with a third party regarding an unsolicited acquisition proposal that the Capital board of directors determines in good faith could reasonably be expected to lead to a superior proposal. The Capital board of directors is required to recommend that Capital shareholders approve and adopt the Merger Agreement and the Merger and may change its recommendation only in specified circumstances and after complying with notice and negotiation procedures set forth in the Merger Agreement. Peoples is subject to reciprocal board recommendation obligations and related restrictions.
The Merger Agreement further provides that, prior to the Effective Time, the Peoples board of directors will select and appoint three directors of Capital to serve on the Peoples board of directors effective immediately after the Effective Time, subject to Peoples’ corporate governance policies and director evaluation procedures.
Peoples has agreed, following the Effective Time, to indemnify and hold harmless the current and former directors and officers of Capital and Capital Bank against certain liabilities arising out of their service as directors and officers prior to the Effective Time and to provide directors’ and officers’ liability insurance coverage for six years following the Effective Time.
Conditions to Completion of the Merger
The completion of the Merger is subject to the satisfaction or waiver of customary closing conditions, including, among others: (i) approval and adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Capital Common Stock entitled to vote thereon; (ii) approval by the holders of a majority of the outstanding shares of Peoples Common Stock of the matters required under the Merger Agreement, including the issuance of Peoples Common Stock in connection with the Merger; (iii) receipt of all required regulatory approvals and expiration of all applicable waiting periods; (iv) effectiveness of the registration statement on Form S-4 to be filed by Peoples with the Securities and Exchange Commission (the “SEC”); (v) approval for listing on the Nasdaq Global Select Market of the shares of Peoples Common Stock to be issued in the Merger, subject to official notice of issuance; (vi) the absence of any law, injunction, judgment or order prohibiting the consummation of the Merger; (vii) subject to specified materiality standards, the accuracy of the representations and warranties of the other party; (viii) performance in all material respects of the obligations of the other party under the Merger Agreement; and (ix) receipt by each party of an opinion of counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.
Termination; Termination Fee
The Merger Agreement provides certain termination rights for both Capital and Peoples. The Merger Agreement can be terminated by mutual written consent, or by either party (a) if there is a final, non-appealable order, decree, or ruling by any governmental authority of competent jurisdiction permanently enjoining or otherwise prohibiting the consummation of the Merger, (b) if the Merger has not been consummated by the one-year anniversary of the Merger Agreement (or such later date as to which Capital and Peoples may mutually agree in writing), unless the failure of such consummation to occur shall be due to the failure of the party seeking to terminate the Merger Agreement to perform or observe its obligations, covenants, or agreements therein, (c) if the respective shareholders of either party fail to adopt and approve the Merger Agreement, (d) if any governmental authority required to approve the transactions contemplated by the Merger Agreement has denied such approval and such denial has become final and non-appealable, or (e) if the other party has breached its representations, warranties, or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period.
The Merger Agreement further provides that Capital will be required to pay Peoples a termination fee of $30.66 million upon termination of the Merger Agreement under certain specified circumstances, including, among others, in connection with certain acquisition proposals, a change in recommendation by the Capital board of directors or certain breaches by Capital relating to the non-solicitation provisions of the Merger Agreement, in each case as more fully described in the Merger Agreement.
The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.
Support Agreements
Concurrently with the execution of the Merger Agreement, each director and executive officer of Capital entered into a support agreement with Peoples (the “Support Agreement”) pursuant to which, among other things, each such person agreed to vote all shares of Capital Common Stock beneficially owned by such person in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, subject to the terms and conditions of the applicable Support Agreement.

The foregoing summary of the Support Agreement is not complete and is qualified in its entirety by reference to the full text of the Support Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 8.01 Other Events

On September 30, 2026, Capital and Peoples issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
In addition, Capital and Peoples provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and between Peoples Bancorp, Inc. and Capital Bancorp, Inc., dated September 29, 2026*
10.1
Form of Support Agreement, dated September 29, 2026, by and between Peoples Bancorp, Inc. and each of the directors and executive officers of Capital Bancorp, Inc. listed on the signature pages therein

99.1	Joint Press Release, dated September 30, 2026
99.2	Investor Presentation, dated September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_________________
*    Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Peoples and Capital, respectively, with respect to the proposed transaction, the strategic and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period, and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Peoples or Capital or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties, and other factors that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:
•the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement;
•the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the failure to obtain required shareholder approvals, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;
•the outcome of any legal proceedings that may be instituted against Peoples or Capital;

•the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Peoples and Capital operate;
•the possibility that integration of the companies may be more difficult, time-consuming, or costly than expected;
•the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;
•the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•the diversion of management’s attention from ongoing business operations and opportunities;
•potential adverse reactions of Peoples’ or Capital’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•a material adverse change in the financial condition of Peoples or Capital;
•changes in Peoples’ share price before closing;
•risks relating to the potential dilutive effect of shares of Peoples Common Stock to be issued in the proposed transaction;
•general competitive, economic, political, and market conditions;
•major catastrophes such as earthquakes, floods, or other natural or human disasters, including infectious disease outbreaks; and
•other factors that may affect future results of Peoples or Capital, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment, and deposit practices; the impact, extent, and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency, and legislative and regulatory actions and reforms.
These factors are not necessarily all of the factors that could cause Peoples, Capital, or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Peoples’, Capital’s, or the combined company’s results.
Although each of Peoples and Capital believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Peoples or Capital will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of Peoples’ and Capital’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2025, quarterly reports on Form 10-Q, and other documents subsequently filed by Peoples and Capital with the Securities Exchange Commission. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Peoples, Capital, or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Peoples and Capital urge you to consider all of these risks, uncertainties, and other factors carefully in evaluating all such forward-looking statements made by Peoples and Capital. Forward-looking statements speak only as of the date they are made, and Peoples and Capital undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law.
Additional Information and Where to Find It
In connection with the proposed transaction, Peoples intends to file with the SEC a Registration Statement on Form S-4 to register the shares of Peoples Common Stock to be issued in connection with the proposed transaction. The

Registration Statement will include a joint proxy statement/prospectus, and Peoples and Capital may file with the SEC other relevant documents concerning the proposed transaction. The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, CAPITAL, AND THE PROPOSED TRANSACTION AND RELATED MATTERS.
Investors and security holders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about Peoples and Capital, without charge, at the SEC’s website (https://www.sec.gov).
Participants in Solicitation
Peoples and Capital, along with their respective directors, executive officers, management, and employees may be deemed participants in the solicitation of proxies in connection with the Merger. Information concerning Peoples’ participants is set forth in the Proxy Statement, dated March 6, 2026, for Peoples’ 2026 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Capital’s participants is set forth in the Proxy Statement, dated April 7, 2026, for Capital’s 2026 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the participants in the solicitation of proxies in respect of the proposed transaction and interests of participants of Peoples and Capital in the solicitation of proxies in respect of the Merger will be included in the registration statement and joint proxy statement/prospectus to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANCORP, INC.

Date: September 30, 2026	By: /s/ Jacob Dalaya
Name: Jacob Dalaya
Title: Chief Financial Officer